                                                                  Exhibit 10.23


                    ADDENDUM TO CONCENTRATION BANK AGREEMENT
                          (COLLECTION BANK AGREEMENT)

                  This ADDENDUM TO CONCENTRATION BANK AGREEMENT (COLLECTION BANK AGREEMENT) (this "ADDENDUM") is dated as of July 31, 2001, among PNC BANK, NATIONAL ASSOCIATION (the "COLLECTION BANK"), AMERICAN HOMEPATIENT, INC., a Delaware corporation (referred to herein as the "BORROWER"), each of the parties listed on the signature pages hereof as an additional pledgor (each an "ADDITIONAL PLEDGOR" and collectively the "ADDITIONAL PLEDGORS"), and BANKERS TRUST COMPANY, as agent for and representative of (the "AGENT") the financial institutions (the "LENDERS") party to that certain Fifth Amended and Restated Credit Agreement dated as of May 25, 2001 by and among the Borrower, the Lenders and the Agent (said Fifth Amended and Restated Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT;" capitalized terms used herein without definition have the meanings assigned to those terms in the Credit Agreement, the Borrower Security Agreement or the Subsidiary Security Agreement, as the case may be; undefined terms that are defined in the Uniform commercial Code, as it is currently enacted or may hereafter be amended, in the applicable jurisdiction or jurisdictions shall have the meanings set forth therein).

                                  WITNESSETH:

                  WHEREAS, Borrower and each Additional Pledgor has established at the Collection Bank the accounts described on Schedule I hereto for the purpose of the collection of Accounts Receivable and may hereafter establish additional accounts for such purpose (each individually, a "COLLECTION ACCOUNT" and collectively, the "COLLECTION ACCOUNTS");

                  WHEREAS, Borrower and the Agent entered into that certain Borrower Security Agreement, and each Additional Pledgor and Agent entered into that certain Subsidiary Security Agreement, each dated as of October 20, 1994, pursuant to which Borrower and Additional Pledgors granted to the Agent a security interest in all of their right, title and interest in and to their Accounts Receivable and the proceeds thereof (including, without limitation, the Collection Accounts) and all amounts from time to time on deposit therein;

                  WHEREAS, it is a requirement of the Credit Agreement that the parties hereto execute and deliver a Collection Bank Agreement; and

                  WHEREAS, Borrower, Additional Pledgors, Agent and Collection Bank desire to execute and deliver this Addendum as an amendment to the Concentration Bank Agreement dated as of June 8, 2001 among Borrower Agent and PNC Bank, National Association, as Concentration Bank (the "CONCENTRATION BANK AGREEMENT"), in lieu of the execution and delivery of a separate Collection Bank Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1.       AFFIRMATION OF SECURITY INTEREST.

                           (a) To secure the due and punctual payment of the Secured Obligations, Borrower and each Additional Pledgor hereby reaffirms and ratifies its assignment and grant and hereby further assigns and grants to the Agent, for the benefit of the Lenders, a security interest in and a lien upon all of the Borrower's or such Additional Pledgor's Collection Account(s) and all other Deposit Accounts of Borrower and each Additional Pledgor at the Collection Bank, including all funds and assets from time to time on deposit therein and all contract rights, claims, choses in action and privileges in respect thereof.

                           (b) The parties agree that all funds deposited in the Collection Accounts and other Deposit Accounts from time to time shall be subject to the security interests in favor of the Agent and shall be held by the Collection Bank subject to the security interest of the Agent as provided herein.

                           (c) The Agent, the Collection Bank, Borrower and each of the Additional Pledgors agree that all checks, money orders, and other evidences of payment may be deposited in the Collection Bank without the endorsement of Borrower or any Additional Pledgor.

                           (d) Except as expressly provided in this Addendum or the Concentration Bank Agreement, neither the Borrower nor any Additional Pledgor shall agree to grant or grant any interest, including security interests, to the Collection Bank with respect to the funds contained in any Collection Account or any other Deposit Account. Except as expressly provided in this Addendum or the Concentration Bank Agreement, the Collection Bank shall not take any interest, including security interests, or seek to obtain any interest, including security interests, in the funds contained in the security account.

                           (e) The Borrower and the Additional Pledgors hereby acknowledge and agree that the authorizations hereunder are powers coupled with an interest.

                  2. DEPOSIT OF FUNDS. Each of Borrower and the Additional Pledgors agrees that all Accounts Receivable received by it shall be deposited by it in the Collection Account(s) or into similar accounts subject to a Collection Bank Agreement and that no funds from any other source other than proceeds of Accounts Receivable shall be deposited in any such account.

                  3.       TRANSFER OF FUNDS.

                           (a) Each of the Borrower and the Additional Pledgors hereby irrevocably authorizes and directs the Collection Bank to transfer all Collected Funds in its Collection Account(s) on each Business Day to the concentration account (the "CONCENTRATION ACCOUNT") at the Concentration Bank (initially,


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


         Account No. 3100531945 at PNC Bank, National Association, at 500 West Jefferson Street, Louisville, Kentucky 40202), as the Agent and Borrower shall mutually agree from time to time, or, after the occurrence and during the continuance of an Event of Default, as the Agent may, in its sole discretion, direct in writing. "Collected Funds" means funds in the Collection Account which are not subject to hold for uncollected funds pursuant to Federal Reserve Regulation CC or the Collection Bank's customary procedures.

                           (b) After Agent gives written notice to the Collection Bank (with a copy to the Borrower and the Additional Pledgors) that an Event of Default has occurred and is continuing under the Credit Agreement and prior to the revocation of such notice by Agent, each of the Borrower and the Additional Pledgors hereby irrevocably authorizes and directs the Collection Bank, and the Collection Bank hereby agrees, to comply with, and only with, instructions from the Agent, without further consent from it, directing the disposition of the funds in its Collection Accounts and any other Deposit Accounts.

                  4. NOTICE OF TERMINATION OF COLLECTION ACCOUNTS. The Collection Bank hereby agrees that it will provide the Agent with written notice on or before the date that it terminates any of the Collection Accounts.

                  5. REVOCATION OF DEFAULT NOTICE. Any notice of an Event of Default may be revoked and be of no further effect at such time as the Agent delivers notice of revocation to the Collection Bank, provided that the Collection Bank has had a reasonable period of time to implement changes, if any, affecting the Collection Bank as a result of such notice.

                  6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached physically to the same document. This Agreement shall become effective as of the date first set forth above upon the execution of a counterpart hereof by each of the Borrower, the Additional Pledgors, the Collection Bank and the Agent and receipt by the Agent of written or telephonic notification of such execution and authorization of delivery thereof. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                  7. HEADINGS. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

                  8. AGREEMENT DULY AUTHORIZED. All parties hereto represent and warrant that they have taken all actions and obtained all authorizations, consents and approvals as are conditions precedent to their authority to execute this Agreement.

                  9. GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE IN WHICH THE COLLECTION BANK IS LOCATED GOVERN THE COLLECTION ACCOUNTS, THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. NOTWITHSTANDING THE FOREGOING, THE SECURITY INTERESTS GRANTED HEREUNDER SHALL BE GOVERNED AND DETERMINED BY THE UNIFORM COMMERCIAL CODE IN EFFECT WITH RESPECT TO EACH COLLECTION ACCOUNT IN THE JURISDICTION SET FORTH ON SCHEDULE I, AS SUCH CODE MAY BE AMENDED (INCLUDING AMENDMENTS RELATED TO REVISED ARTICLE 9) OR SUCH OTHER APPLICABLE LAW (AS AMENDED) THAT INCREASES THE VALIDITY AND ENFORCEABILITY OF THE SECURITY INTERESTS GRANTED HEREUNDER, IT BEING THE INTENT OF THE PARTIES THAT THE SECURITY INTERESTS GRANTED HEREUNDER BE GIVEN THE BROADEST POSSIBLE SCOPE.

                  10. REFERENCE TO AND EFFECT ON THE CONCENTRATION BANK AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                           (a) All references to Borrower in Sections 2(g), 6(b), 8, 10-19, 21, 23, 24 and 27-29 in the Concentration Bank
         Agreement shall be deemed to include Additional Pledgors with respect to all matters related to their Collection Bank Accounts and all references, if any, in such Sections to the Concentration Account shall include the Collection Accounts.

                           (b)      On and after the date hereof, each
         reference in the Concentration Bank Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Concentration Bank Agreement, and each reference in the other Credit Documents to the "Concentration Bank Agreement", the "Collection Bank Agreement with PNC Bank, National Association", "thereunder", "thereof" or words of like import referring to the Concentration Bank Agreement or the Collection Bank Agreement with PNC Bank, National Association shall mean and be a reference to the Concentration Bank Agreement, as amended by this Addendum.


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


                  IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


BORROWER:                           AMERICAN HOMEPATIENT, INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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


ADDITIONAL
PLEDGORS:                           AHP, L.P.
                                    AHP ALLIANCE OF COLUMBIA
                                    AHP HOME CARE ALLIANCE OF GAINESVILLE
                                    AHP HOME CARE ALLIANCE OF TENNESSEE
                                    AHP HOME CARE ALLIANCE OF VIRGINIA
                                    AHP KNOXVILLE PARTNERSHIP
                                    AHP HOME MEDICAL EQUIPMENT PARTNERSHIP
                                       OF TEXAS
                                    AHP FINANCE, INC.
                                    ALLEGHENY RESPIRATORY ASSOCIATES, INC.
                                    AMERICAN HOMEPATIENT, INC.
                                    AMERICAN HOMEPATIENT OF ARKANSAS, INC.
                                    AMERICAN HOMEPATIENT OF ILLINOIS, INC.
                                    AMERICAN HOMEPATIENT OF IOWA, INC.
                                    AMERICAN HOMEPATIENT OF NEVADA, INC.
                                    AMERICAN HOMEPATIENT OF TEXAS, L.P.
                                    AMERICAN HOMEPATIENT VENTURES, INC.
                                    BREATHING EQUIPMENT INC.
                                    AMERICAN HOMEPATIENT EAST, INC.
                                    AMERICAN HOMEPATIENT OF NEW YORK, INC.
                                    COLORADO HOME MEDICAL EQUIPMENT
                                       ALLIANCE LLC
                                    DESIGNATED COMPANIES, INC.
                                    DOWNEAST MEDICAL SHOPPE
                                    MEDICAL EQUIPMENT SERVICE, INC.
                                    NATIONAL I.V., INC.
                                    NATIONAL MEDICAL SYSTEMS, INC.
                                    THE NATIONAL MEDICAL RENTALS, INC.
                                    NORTHEAST PENNSYLVANIA ALLIANCE, LLC
                                    NORTHWEST WASHINGTON ALLIANCE, LLC
                                    SOUND MEDICAL EQUIPMENT, INC.
                                    UNITED CLINICAL SERVICES, INC.
                                    VOLUNTEER MEDICAL OXYGEN & HOSPITAL
                                       EQUIPMENT COMPANY


                                    On behalf of all of the above:

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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


AGENT:                              BANKERS TRUST COMPANY
                                    as the Agent


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

COLLECTION BANK:                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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


                                   SCHEDULE I

                           LIST OF DEPOSIT ACCOUNTS*

PLEDGOR                                                              ACCOUNT NUMBER

American HomePatient, Inc., a Delaware corporation                   3002418121
                                                                     3002418308
                                                                     3002419386
                                                                     3002419458
                                                                     3002419853
                                                                     3004370045
                                                                     3004370133
American HomePatient, Inc., a Tennessee corporation                  3002418498
                                                                     3002418551
                                                                     3002418666
                                                                     3002419183
                                                                     3002419263
                                                                     3002419618
                                                                     3002419677
                                                                     3002419925
                                                                     3002419984
                                                                     3002420061
                                                                     3002420192
                                                                     3004369546
                                                                     3004369669
                                                                     3004369706
                                                                     3004369757
                                                                     3004369853
                                                                     3004369909
                                                                     3004370336
                                                                     3002418893
                                                                     3004370387
AHP Homecare Alliance of Virginia                                    3002418025
American HomePatient of Texas LP                                     3002418199
                                                                     3002419757
AHP Knoxville Partnership                                            3002418252
AHP Home Care Alliance of Tennessee                                  3002418391
Volunteer Medical & Hospital Equipment Company                       3002418447
Sound Medical Equipment, Inc.                                        3002419538
AHP Home Medical Equipment Partnership of Texas                      3002420133
The National Medical Rentals, Inc.                                   3004369482
Colorado Home Medical Equipment Alliance, LLC                        3004369597
American HomePatient of Arkansas, Inc.                               3004369992

American HomePatient of Iowa, Inc.                                   3004370184
American HomePatient of New York, Inc.                               3004370221
                                                                     3002414972
Medical Equipment Service, Inc.                                      3004370424
AHP Alliance of Columbia                                             3002418607

* All deposit accounts are located at 500 W. Jefferson St., Louisville, Kentucky 40296. The Article 9 jurisdiction is Kentucky.


                                      S-2